Pacer BlueStar Engineering the Future ETF
Schedule of Investments
July 31, 2024 (Unaudited)

COMMON STOCKS - 99.9%	Shares	Value
Consumer Discretionary - 1.5%
Denso Corp.	811	$13,551

Health Care - 1.0%
BICO Group AB (a)	2,258	8,878

Industrials - 25.1%(b)
3D Systems Corp. (a)	8,957	32,693
Amada Co. Ltd.	218	2,590
ANDRITZ AG	45	2,880
ATS Corp. (a)	63	1,895
AutoStore Holdings Ltd. (a)(c)	1,268	1,593
Daifuku Co. Ltd.	164	2,988
Emerson Electric Co.	181	21,197
FANUC Corp.	287	8,603
Konecranes Oyj	46	3,213
Lincoln Electric Holdings, Inc.	23	4,725
Proto Labs, Inc. (a)	1,282	44,639
Rockwell Automation, Inc.	37	10,310
Siemens AG	250	45,832
Stratasys Ltd. (a)	4,448	38,075
Yaskawa Electric Corp.	87	3,040
		224,273

Information Technology - 72.3%(b)
Advantest Corp.	196	7,854
Altair Engineering, Inc. - Class A (a)	57	5,036
Altium Ltd. (d)	140	6,247
Ambarella, Inc. (a)	34	1,790
ANSYS, Inc. (a)	122	38,263
Applied Materials, Inc.	226	47,957
ASM International NV	16	10,970
ASML Holding NV	69	64,632
ASMPT Ltd.	179	1,867
Autodesk, Inc. (a)	323	79,949
Axcelis Technologies, Inc. (a)	18	2,274
Azbil Corp.	74	2,158
BE Semiconductor Industries NV	31	3,997
Bentley Systems, Inc. - Class B	319	15,548
Camtek Ltd.	20	2,100
Cognex Corp.	76	3,771
Dassault Systemes SE	1,327	50,316
Disco Corp.	28	9,204
FARO Technologies, Inc. (a)	1,583	27,069
Keyence Corp.	69	30,217
KLA Corp.	40	32,923
Kulicke & Soffa Industries, Inc.	41	1,934
Lam Research Corp.	39	35,928
Lasertec Corp.	27	4,815
Materialise NV - ADR (a)	648	4,212
Nano Dimension Ltd. - ADR (a)	11,860	28,820
Nemetschek SE	104	9,943
Nova Ltd. (a)	12	2,478
Omron Corp.	92	3,406
Onto Innovation, Inc. (a)	18	3,443
PTC, Inc. (a)	154	27,389
Renishaw PLC	853	41,580
SCREEN Holdings Co. Ltd.	38	3,257
Teledyne Technologies, Inc. (a)	14	5,906
Teradyne, Inc.	49	6,427
Tokyo Electron Ltd.	97	19,998
Tokyo Seimitsu Co. Ltd.	27	1,874
		645,552
TOTAL COMMON STOCKS (Cost $835,084)		892,254

TOTAL INVESTMENTS - 99.9% (Cost $835,084)		892,254
Other Assets in Excess of Liabilities – 0.1%		333
TOTAL NET ASSETS - 100.0%		$892,587

Percentages are stated as a percent of net assets.

The Global Industry Classification Standard ("GICS®") was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor’s Financial Services LLC (“S&P”). GICS® is a service mark of MSCI and S&P and has been licensed for use by U.S. Bank Global Fund Services.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

ADR - American Depositary Receipt
AG - Aktiengesellschaft
NV - Naamloze Vennootschap
PLC - Public Limited Company

(a)	Non-income producing security.
(b)
To the extent that the Fund invests more heavily in a particular industry or sector of the economy, its performance will be especially sensitive to developments that significantly affect those industries or sectors.

(c)
Security is exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration to qualified institutional investors. As of July 31, 2024, the value of these securities total $1,593 or 0.2% of the Fund’s net assets.

(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $6,247 or 0.7% of net assets as of July 31, 2024.

Summary of Fair Value Disclosure as of July 31, 2024 (Unaudited)

Pacer BlueStar Engineering the Future ETF has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of July 31, 2024:

	Level 1	Level 2	Level 3	Total
Investments:
Common Stocks	$886,007	$–	$6,247	$892,254
Total Investments	$886,007	$–	$6,247	$892,254

Refer to the Schedule of Investments for further disaggregation of investment categories.

BULD(a)	Balance as of 10/31/2023	Net Realized Gain (Loss)	Change in Net Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers Into Level 3	Transfers Out of Level 3	Balance as of 7/31/2024
Common Stocks	$-	$143	$1,758	$4,842	$(496)	$-	$-	$6,247

The following is a summary of quantitative information about Level 3 Fair Value Measurements:
BULD	Fair Value as of 7/31/2024	Valuation Techniques	Unobservable Input	Impact to Valuation From an Increase to Input
Common Stocks	$6,247	Last Trade Price	Stale Data	68.33 AUD

(a) Table presents information for one security: Altium Ltd., which has been valued between 43.5 AUD and 68.33 AUD throughout the period.